                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) - July 25, 2001


                               BOCA RESORTS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


               DELAWARE                    1-13173               65-0676005
---------------------------------       -------------      --------------------
(State or Other Jurisdiction of          (Commission          (IRS Employer
         Incorporation)                  File Number)       Identification No.)


501 EAST CAMINO REAL, BOCA RATON, FLORIDA                             33432
------------------------------------------                         ------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (561) 447-5300
--------------------------------------------------------------------------------
               (Registrants Telephone Number, Including Area Code)


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 25, 2001, Boca Resorts, Inc. (the "Company") closed on the sale of its entertainment and sports business to a prominent South Florida investor group that included Alan Cohen, Steven Cohen, David Epstein, Elliot Hahn, Bernie Kosar, Albert Maroone, Michael Maroone and Jordan Zimmerman. The Company's Chairman, H. Wayne Huizenga, also participated in the investor group as a minority partner.

         The Company's entertainment and sports business included ownership and management of the Florida Panthers Hockey Club (the "Panthers"), a National Hockey League franchise, the Incredible Ice Skating Rink as well as management of the National Car Rental Center ("NCRC"), the entertainment complex where the Panthers play their home games.

         The purchase price for the business, which incorporated certain working capital adjustments, consisted of $83.5 million in cash, an $11.2 million secured promissory note and the assumption by the purchasers of certain off-balance sheet contingencies including a $10 million construction obligation secured by a performance bond. The net proceeds from the sale of the business after payment of disposal costs and income taxes is estimated to be between $67.0 million and $69.0 million and the gain on disposition is estimated to be between $23.0 million and $25.0 million.


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


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


                                                                                                 PAGE
                                                                                                 ----

(a) Financial Statements of Business Acquired

    Not applicable

(b) Unaudited Pro forma Condensed Consolidated Financial Statements

    Introduction to Unaudited Pro forma Condensed Consolidated Financial Statements                3

    Unaudited Pro forma Condensed Consolidated Statement of Operations for the Year
     Ended June 30, 2000                                                                           4

    Unaudited Pro forma Condensed Consolidated Balance Sheet as of March 31, 2001                  5

    Unaudited Pro forma Condensed Consolidated Statement of Operations for the Nine
     Months Ended March 31, 2001                                                                   6

    Notes to Unaudited Pro forma Condensed Consolidated Financial Statements                       7

(c) Exhibits

    EXHIBIT NUMBER                                  DESCRIPTION
    --------------                                  -----------

    Exhibit 99. 1                 Purchase and Sale Agreement Dated June 5, 2001 By and
                                  Among Panthers Hockey LLLP and Boca Resorts, Inc.,
                                  Florida  Panthers Hockey Club, Inc., Arena Operating Company,
                                  Inc. and Arena Development Company, Inc.







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

                               BOCA RESORTS, INC.

                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

         The Company is an owner and operator of five luxury resorts located in Florida with hotels, conference facilities, golf courses, spas, marinas and private clubs. The Company's resorts include: the Boca Raton Resort and Club (Boca Raton), the Registry Resort at Pelican Bay (Naples), the Edgewater Beach Hotel (Naples), the Hyatt Regency Pier 66 Hotel and Marina (Fort Lauderdale), and the Radisson Bahia Mar Resort and Yachting Center (Fort Lauderdale). The Company also owns and operates two championship golf courses located in Florida, the Grande Oaks Golf Club in Davie and Naples Grande Golf Club in Naples.

         On July 25, 2001, the Company closed on the sale of its entertainment and sports business. The entertainment and sports business included ownership and management of Panthers and the Incredible Ice Skating Rink as well as management of NCRC. The purchase price for the business, which incorporated certain working capital adjustments, consisted of $83.5 million in cash, an $11.2 million secured promissory note and the assumption by the purchasers of certain off-balance sheet contingencies including a $10 million construction obligation secured by a performance bond. The net proceeds from the sale of the business after payment of disposal costs and income taxes is estimated to be between $67.0 million and $69.0 million.

         On December 22, 2000 the Company executed a definitive agreement and closed on the sale of the Arizona Biltmore Resort & Spa to KSL Recreation Corporation for $335 million, consisting of $275.6 million in cash and the assumption of $59.4 million in indebtedness. The Company received an additional $7.3 million in cash for certain working capital adjustments.

         The gain on the sale of the entertainment and sports business is estimated to be between $23.0 million and $25.0 million and the gain on sale of the Arizona Biltmore Resort & Spa was nominal. Such non-recurring credits have been excluded from the accompanying Unaudited Pro forma Condensed Consolidated Financial Statements.

         The Company used substantially all of the net proceeds from the sale of the Arizona Biltmore Resort & Spa to repay indebtedness. The Company intends to use the net proceeds from the sale of the entertainment and sports business to make additional investments in its business and for general corporate purposes which may include additional repurchases of the Company's Class A Common Stock and its outstanding 9.875% Senior Subordinated Notes. For purposes of the accompanying pro forma data, it is assumed that the net proceeds from the sale of the entertainment and sports business will be invested in short-term instruments receiving the highest rating assigned by Standard and Poor's Rating Services and/or Moody's Investor Services.

SEASONALITY

         The Company has historically experienced, and expects to continue to experience, seasonal fluctuations in its gross revenue and net earnings. Peak season at its resorts extends from January through April.

GENERAL

         The unaudited pro forma financial statements included herein, reflect adjustments to the Company's historical results of operations to give effect to the sale of the entertainment and sports business and Arizona Biltmore Resort & Spa and as if such transactions had been consummated at the beginning of the periods presented.




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

                               BOCA RESORTS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                        FOR THE YEAR ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                         SALE OF         SALE OF
                                                             BOCA        ARIZONA      ENTERTAINMENT
                                                            RESORTS,     BILTMORE       AND SPORTS  DISPOSITION
                                                              INC.     RESORT & SPA      BUSINESS   ADJUSTMENTS     PRO FORMA
                                                           ---------   -------------  ------------  -----------    ------------
Revenue:
  Leisure and recreation                                   $ 361,360     $ (93,616)      $      --     $      --        $ 267,744
  Entertainment and sports                                    60,187            --         (60,187)           --               --
                                                           ---------     ---------       ---------     ---------        ---------
      Total revenue                                          421,547       (93,616)        (60,187)           --          267,744

Operating expenses:
  Cost of leisure and recreation services                    156,620       (35,558)             --            --          121,062
  Cost of entertainment and sports services                   56,866            --         (56,866)           --               --
  Selling, general and administrative expenses               109,271       (23,247)         (9,938)       (1,538)(a)       74,548
  Amortization and depreciation                               36,334        (8,739)         (1,898)           --           25,697
                                                           ---------     ---------       ---------     ---------        ---------
      Total operating expenses                               359,091       (67,544)        (68,702)       (1,538)         221,307
                                                           ---------     ---------       ---------     ---------        ---------
Operating income                                              62,456       (26,072)          8,515         1,538           46,437
Interest and other income                                      8,709            --          (7,180)        5,803 (b)        7,332
Interest and other expense                                   (57,679)        6,905           2,639        20,753 (c)      (27,382)
                                                           ---------     ---------       ---------     ---------        ---------
Net income (d)                                             $  13,486     $ (19,167)      $   3,974     $  28,094        $  26,387
                                                           =========     =========       =========     =========        =========

Basic and diluted net income per share                     $    0.33                                                    $    0.65
                                                           =========                                                    =========

Shares used in computing net income per share - basic         40,861                                                       40,861
                                                           =========                                                    =========

Shares used in computing net income per share - diluted       40,868                                                       40,868
                                                           =========                                                    =========




          The accompanying notes are an integral part of this statement



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

                               BOCA RESORTS, INC.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              AS OF MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            NET PROCEEDS
                                                               SALE OF      FROM SALE OF
                                                     BOCA    ENTERTAINMENT  ENTERTAINMENT
                                                  RESORTS,     AND SPORTS   AND SPORTS                    REPAY          PRO FORMA
                                                     INC.       BUSINESS     BUSINESS      PRO FORMA   INDEBTEDNESS     AS ADJUSTED
                                                  ----------   ----------    ---------     ----------  -------------    ----------
                ASSETS

Current assets:
  Cash and cash equivalents                       $  123,819    $ (2,572)    $58,037(e)    $  179,284    $ (93,475)(f)    $ 85,809
  Restricted cash                                     23,473     (12,698)         --           10,775      (10,275)(f)         500
  Accounts receivable, net                            40,817      (6,578)         --           34,239           --          34,239
  Inventory                                            7,785        (506)         --            7,279           --           7,279
  Current portion of Premier Club
    notes receivable                                   4,180          --          --            4,180           --           4,180
  Other current assets                                 5,958      (2,085)     11,158(e)        15,031           --          15,031
                                                  ----------    --------     -------       ----------    ---------        --------
      Total current assets                           206,032     (24,439)     69,195          250,788     (103,750)        147,038
Property and equipment, net                          795,301      (7,737)         --          787,564           --         787,564
Intangible assets, net                                59,865     (25,106)         --           34,759           --          34,759
Long-term portion of Premier Club
    notes receivable                                   7,303          --          --            7,303           --           7,303
Other assets                                          23,120      (7,950)         --           15,170           --          15,170
                                                  ----------    --------     -------       ----------    ---------        --------
      Total assets                                $1,091,621    $(65,232)    $69,195       $1,095,584    $(103,750)       $991,834
                                                  ==========    ========     =======       ==========    =========        ========

          LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
  Accounts payable and accrued expenses           $   46,631    $ (7,373)    $    --       $   39,258    $      --        $ 39,258
  Current portion of deferred revenue                 27,465      (5,437)         --           22,028           --          22,028
  Current portion of credit lines and
    notes payable                                     96,954          --          --           96,954      (96,750)(f)         204
  Other current liabilities                            6,017      (6,017)         --               --           --              --
                                                  ----------    --------     -------       ----------    ---------        --------
      Total current liabilities                      177,067     (18,827)         --          158,240      (96,750)         61,490
Credit lines and notes payable                           397          --          --              397           --             397
Premier Club refundable membership fees               58,291          --          --           58,291           --          58,291
Deferred revenue, net of current portion              35,528      (1,982)         --           33,546           --          33,546
Other non-current liabilities                          1,621      (1,007)         --              614           --             614
Deferred income taxes payable                         37,809         575          --           38,384           --          38,384
Senior subordinated notes payable                    279,960          --          --          279,960       (7,000)(f)     272,960

Shareholders' equity:
  Class A Common Stock, $0.01 par value                  406          --          --              406           --             406
  Class B Common Stock, $0.01 par value                    3          --          --                3           --               3
  Contributed capital                                483,178          --          --          483,178           --         483,178
  Retained earnings                                   17,361     (43,991)     69,195           42,565           --          42,565
                                                  ----------    --------     -------       ----------    ---------        --------
      Total shareholders' equity                     500,948     (43,991)     69,195          526,152           --         526,152
                                                  ----------    --------     -------       ----------    ---------        --------
      Total liabilities and shareholders'
         equity                                   $1,091,621    $(65,232)    $69,195       $1,095,584    $(103,750)       $991,834
                                                  ==========    ========     =======       ==========    =========        ========



         The accompanying notes are an integral part of this statement.



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

                               BOCA RESORTS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                    FOR THE NINE MONTHS ENDED MARCH 31, 2001
                                 (IN THOUSANDS)


                                                                             SALE OF      SALE OF
                                                                 BOCA        ARIZONA   ENTERTAINMENT
                                                               RESORTS,      BILTMORE     AND SPORTS   DISPOSITION
                                                                 INC.      RESORT & SPA    BUSINESS     ADJUSTMENTS       PRO FORMA
                                                              ---------    -------------   --------    ------------       ---------
Revenue:

  Leisure and recreation                                      $ 257,116      $(39,856)     $     --      $     --         $ 217,260
  Entertainment and sports                                       51,539            --       (51,539)           --                --
                                                              ---------      --------      --------      --------         ---------
      Total revenue                                             308,655       (39,856)      (51,539)           --           217,260

Operating expenses:
  Cost of leisure and recreation services                       111,673       (16,674)           --            --            94,999
  Cost of entertainment and sports services                      53,527            --       (53,527)           --                --
  Selling, general and administrative expenses                   76,839       (10,218)       (7,070)         (914)(a)        58,637
  Amortization and depreciation                                  28,153        (4,521)       (1,200)           --            22,432
                                                              ---------      --------      --------      --------         ---------
      Total operating expenses                                  270,192       (31,413)      (61,797)         (914)          176,068
                                                              ---------      --------      --------      --------         ---------
Operating income (loss)                                          38,463        (8,443)       10,258           914            41,192
Interest and other income                                         4,777            --          (710)        3,902 (b)         7,969
Interest and other expense                                      (40,992)        2,823         2,529        13,557 (c)       (22,083)
                                                              ---------      --------      --------      --------         ---------
Income before extraordinary item (d)                          $   2,248      $ (5,620)     $ 12,077      $ 18,373         $  27,078
                                                              =========      ========      ========      ========         =========

Basic and diluted income per share                            $    0.06                                                   $    0.66
                                                              =========                                                   =========

Shares used in computing income before extraordinary item
    per share  - basic                                           40,887                                                      40,887
                                                              =========                                                   =========

Shares used in computing income before extraordinary item
    per share  - diluted                                         41,502                                                      41,502
                                                              =========                                                   =========


         The accompanying notes are an integral part of this statement.



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

                               BOCA RESORTS, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS

(a) Represents a reduction to a management fee equal to 1% of revenue which was payable to Huizenga Holdings, a related party controlled by the Chairman of the Company.

(b) Represents the increase in interest income associated with excess cash invested in short-term investments with underlying government securities yielding a return of 6.26% for the year ended June 30, 2000 and 5.84% for the nine months ended March 31, 2001.

(c) Represents the reduction in interest expense associated with the repurchase of $67.0 principal amount of 9.875% Senior Subordinated Notes together with the repayment of a credit facility secured by certain hockey club assets, a construction loan secured by land in Naples, Florida, a note payable secured by a letter of credit, a note payable secured by the Boca Raton Resort & Club and a revolving credit facility secured by the Company's four other hotel properties. After giving effect to the foregoing, pro forma interest and other expense relates to the remaining outstanding $273.0 principal amount of 9.875% Senior Subordinated Notes, an unused fee equal to .5% on the Company's $146.0 million secured revolving credit facility and amortization of related debt issuance costs, offset by capitalized interest.

(d)  A pro forma tax provision has been excluded from the presentation.

(e) The increase in cash and cash equivalents represents $83.5 million in gross proceeds, net of the payment of disposition costs and income taxes. The increase in other current assets represents the secured promissory note.

(f) Represents the repayment of $96.75 million in indebtedness secured by the Boca Raton Resort & Club and the repurchase of $7.0 million principal amount of 9.875% Senior Subordinated Notes. The Company repaid the other indebtedness discussed in footnote (c) prior to March 31, 2001.




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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BOCA RESORTS, INC.


Date:    August 9, 2001            By: /s/ WILLIAM M. PIERCE
                                       -------------------------------
                                         William M. Pierce
                                         Senior Vice President, Treasurer and
                                         Chief Financial Officer

                                   By: /s/ STEVEN M. DAURIA
                                       ------------------------------
                                         Steven M. Dauria
                                          Vice President, Corporate Controller
                                          and Chief Accounting Officer




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